SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                       September 14, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                  WORLD INTERNETWORKS, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                        033-05844-NY               87-0575839
   (State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                         I.D. No.)

                  418 South Commerce Road Suite #422
                             Orem, Utah 84058
               (Address of Principal Executive Offices)

                             (801) 434-7517
                    Registrant's Telephone Number



Item 1.   Changes in Control of Registrant.

          None; however, see Items 5 and 7 for information which, subject to the satisfaction of various conditions, may result in a change in control of the Registrant.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          The Company has entered into a Letter of Intent with Fairway Capital Partners, LLC ("Fairway Capital") pursuant to which Fairway Capital may acquire 4,200,000 shares of the Registrant's common stock ("restricted securities"). If all conditions to the Letter of Intent are satisfied, Fairway Capital would be entitled to the 4,200,000 shares. This would increase the present outstanding shares from 3,398,107 shares to 7,098,107 shares; 500,000 shares have been authorized to be issued under the Letter of Intent and are included in the current outstanding shares of the Registrant. See the Action by Consent of the Board of Directors, Exhibit 99, Item 7. Fairway Capital's share holdings would then represent approximately 59% of the Registrant's outstanding voting securities.

          The Letter of Intent also grants Fairway Capital "piggy back" registration rights respecting any of the "restricted securities" acquired; the right to act as a consultant to the Registrant for a period of three years, at fees to be mutually agreed upon; the right to select a majority of the members of the Board of Directors; the right to select officers to assist with strategic planning, corporate finance, marketing and legal aspects of the Registrant's business operations; the creation of an Advisory Board to be filled by persons recruited by Fairway Capital; and the designation of a person to act as communication coordinator for all purposes of the Letter of Intent.

          The Letter of Intent may provide funding of up to $1,800,000, on a "best efforts" basis, over the next year, to fund general and working capital requirements of the Registrant and to provide advertising and marketing funds for its business operations.

          A copy of the Letter of Intent is attached hereto and incorporated herein by reference, Exhibit 10, Item 7.

Item 6.   Resignations of Registrant's Directors.

          None; however, see Item 5.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

Exhibits

    10    Letter of Intent with Fairway Capital

    99 Action by Consent of the Board of Directors respecting the Letter of Intent and the issuance of the first 500,000 shares of "restricted securities" thereunder.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORLD INTERNETWORKS, INC.

Date: 10/6/99                         By:/s/Steven K. Hansen
                                       -----------------------------
                                       Steven K. Hansen
                                       CEO, President and Chairman


Date: 10/6/99                          By:/s/Phillip M. Ray
                                       -----------------------------
                                       Phillip M. Ray
                                       Secretary/Treasurer and Director


Date: 10/6/99                          By:/s/Randal L. Roberts
                                       -----------------------------
                                       Randal L. Roberts
                                       Director

Date: 10/6/99                          By:/s/Gary S. Winterton
                                       -----------------------------
                                       Gary S. Winterton
                                       Director